FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

dated as of December 5, 2014

among

TITAN MACHINERY INC.
a Delaware corporation,
as Borrower,

THE FINANCIAL INSTITUTIONS PARTY HERETO,
as Lenders,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swing Line Lender and L/C Issuer

BANK OF AMERICA, N.A.
as Syndication Agent

COBANK, ACB
as Documentation Agent

WELLS FARGO SECURITIES, LLC
Sole Lead Arranger and Sole Book Runner

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Fifth Amendment”), dated as of December 5, 2014 (“Fifth Amendment Effective Date”), is among TITAN MACHINERY INC., a Delaware corporation (“Borrower”), the several financial institutions party to this Fifth Amendment as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, Swing Line Lender and L/C Issuer. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Credit Agreement (as hereinafter defined).
RECITALS
WHEREAS Borrower, Administrative Agent, Lenders, Swing Line Lender, and L/C Issuer are parties to that certain Amended and Restated Credit Agreement dated March 30, 2012, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 4, 2012, that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 14, 2013, that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 3, 2014, and that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of July 31, 2014 (as further amended from time to time, the “Credit Agreement”) and, as applicable, the other Loan Documents, pursuant to which Lenders have made available to Borrower certain extensions of credit referenced therein on the terms and conditions contained therein; and
WHEREAS Borrower has requested that Administrative Agent and Lenders (a) modify the pricing grid, (b) modify the Floorplan Borrowing Base, and (c) further modify the Credit Agreement on the terms and conditions contained herein; and
WHEREAS the Administrative Agent and Lenders have agreed to modify the Credit Agreement on the terms and conditions contained herein;
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:
AGREEMENT
ARTICLE I – MODIFICATIONS & CONSENTS

SECTION 1.1	MODIFICATIONS TO CREDIT AGREEMENT

As of the Fifth Amendment Effective Date, the Credit Agreement is modified as follows:

1.1.1    The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

“Applicable Rate” means, at any time, the applicable percentage per annum (expressed in basis points) set forth on Schedule 1.01‑A, each such percentage being based, subject to Section 2.08(d), upon the Consolidated Leverage Ratio and Consolidated Pre-Tax Income as set forth in the most recent Compliance Certificate received by Administrative Agent pursuant to Section 4.01(a)(xii) or Section 6.02(b), as applicable. If, at any time, the Consolidated Leverage Ratio and Consolidated Pre-Tax Income qualify for different Tiers on Schedule 1.01-A, the Tier with the higher margins shall apply.

1.1.2    The following definition of “Consolidated Pre-Tax Income” is hereby inserted in Section 1.01 of the Credit Agreement in alphabetical order:

“Consolidated Pre-Tax Income” means, as of any date of determination, for the period consisting of the four consecutive Fiscal Periods ending on such date of determination, for Borrower and its Subsidiaries on a consolidated basis, net income before taxes.

1.1.3    The definition of “Floorplan Borrowing Base” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:
“Floorplan Borrowing Base” means as of any date of calculation, an amount, as set forth on the most current Borrowing Base Certificate delivered to the Administrative Agent, equal to the sum of:
(a)90% of the net book value of Eligible New Equipment Inventory held by Borrower one year or less; plus
(b)80% of the net book value of Eligible New Equipment Inventory held by Borrower more than one year but less than or equal to two years; plus
(c)50% of the net book value of Eligible New Equipment Inventory held by Borrower more than two years but less than or equal to three years; plus
(d)75% of the net book value of Eligible Used Equipment Inventory held by Borrower one year or less; plus
(e)65% of the net book value of Eligible Used Equipment Inventory held by Borrower more than one year but less than or equal to two years; plus
(f)25% of the net book value of Eligible Used Equipment Inventory held by Borrower more than two years but less than or equal to three years; minus
(g)the Floorplan Borrowing Base Reserve.
The Borrower, Administrative Agent and the Lenders acknowledge and agree that (i) the advance rates set forth in this definition are solely to establish the parameters for Availability, and (ii) this definition does not constitute nor shall it be deemed to constitute an express or implied representation or determination by Lenders that the recovery in a forced liquidation scenario would be equal to the advance rates established herein.

1.1.4    The following definition of “One-Time Re-Measurement Charge” is hereby inserted in Section 1.01 of the Credit Agreement in alphabetical order:

“One-Time Re-measurement Charge” means that certain re-measurement charge sustained by Borrower as a result of a $4,924,000 Ukrainian re-measurement of VAT related assets, from Ukrainian Hryvnia to U.S. Dollars.

1.1.5    Section 2.08(d) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:
(d)    Increases and Decreases of Applicable Rates. Any increase or decrease in any Applicable Rate resulting from a change in the Consolidated Leverage Ratio or Consolidated Pre-Tax Income shall become effective as of the date that is the earlier of: (i) the last date by which Borrower is otherwise required to deliver a Compliance Certificate in accordance with Section 6.02(b) with reference to Section 6.01 for a given period (each such date, a “calculation date”); and (ii) the date that is two Business Days after the date on which Borrower actually delivers a Compliance Certificate in accordance with Section 6.02(b) with reference to Section 6.01 for such period; provided that, if any Compliance Certificate required to be delivered in accordance with Section 6.02(b) with reference to Section 6.01 for any given period is not delivered to Administrative Agent on or before the related calculation date, then Tier 5 (as indicated on Schedule 1.01‑A) shall apply, effective on the related calculation date until two Business Days after such Compliance Certificate is actually received by Administrative Agent.
Notwithstanding the foregoing, in the event that a Compliance Certificate delivered pursuant to Section 6.02(b) is inaccurate (regardless of whether (i) this Agreement is in effect, or (ii) the Working Capital Commitments are in effect, (iii) the Floorplan Commitments are in effect or (iv) any Credit Extension is outstanding when such inaccuracy is discovered or such Compliance Certificate was delivered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate for any period (an “Applicable Period”) than the Applicable Rate applied for such Applicable Period, then (x) the Borrower shall immediately deliver to the Administrative Agent a corrected Compliance Certificate for such Applicable Period, (y) the Applicable Rate for such Applicable Period shall be determined as if the Consolidated Leverage Ratio and Consolidated Pre-Tax Income in the corrected Compliance Certificate were applicable for such Applicable Period, and (z) the Borrower shall immediately pay to the Administrative Agent the accrued additional interest and fees owing as a result of such increased Applicable Rate for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 2.12. Nothing in this paragraph shall limit the rights of the Administrative Agent and Lenders with respect to Section 2.08(b) and Section 8.01, provided that payment of any amounts due under the previous sentence shall cure any Default and Event of Default resulting from any such inaccurate Compliance Certificate (but not any underlying financial covenant or other default).

1.1.6    Section 6.12(c) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

(c)    Consolidated Pre-Tax Income. Borrower shall maintain, as of each date described below, a Consolidated Pre-Tax Income of not less than the corresponding minimum amount for such date:

Date	Minimum Consolidated Pre-Tax Income
October 31, 2014	$10,000,000
January 31, 2015	$5,000,000
April 30, 2015	$6,000,000
July 31, 2015	$6,000,000
October 31, 2015	$10,000,000
January 31, 2016	$10,000,000
April 30, 2016 and the end of each Fiscal Period thereafter	$15,000,000

For purposes of calculating Consolidated Pre-Tax Income to determine the Applicable Rate and compliance with this Section 6.12(c), (a) for all Fiscal Periods through the Fiscal Period ending October 31, 2014, the One-Time Impairment Charge shall be excluded from the calculation of Consolidated Pre-Tax Income; (b) for all Fiscal Periods through the Fiscal Period ending October 31, 2014 for that portion of the One-Time Restructuring Charge incurred in the Fiscal Period ending January 31, 2014, and through the Fiscal Period January 31, 2015 for that portion of the One-Time Restructuring Charge incurred in the Fiscal Period ending April 30, 2014, the One-Time Restructuring Charge shall be excluded from the calculation of Consolidated Pre-Tax Income; (c) for the Fiscal Periods ending October 31, 2014 and January 31, 2015, $4,924,000 of the One-Time Re-measurement Charge shall be excluded from the calculation of Consolidated Pre-Tax Income; (d) for the Fiscal Period ending April 30, 2015, $1,826,000 of the One-Time Re-measurement Charge shall be excluded from the calculation of Consolidated Pre-Tax Income; (e) for the Fiscal Period ending July 31, 2015, $518,000 of the One-Time Re-measurement Charge shall be excluded from the calculation of Consolidated Pre-Tax Income.

1.1.7    Section 7.02(d) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

(d)    (i) Investments of Borrower in any Subsidiary Guarantor; (ii) Investments of any Subsidiary Guarantor in any other Subsidiary Guarantor; (iii) Investments of any Subsidiary in Borrower; (iv) Investments of Borrower or any wholly‑owned Subsidiary thereof consisting of Equity Interests disclosed on Schedule 5.16; (v) Investments permitted under Section 7.03(k); (vi) Investments of Borrower in Foreign Subsidiaries in an aggregate amount outstanding at any time not to exceed (A) $135,000,000 from October 31, 2014 through January 30, 2015; (B) $125,000,000 from January 31, 2015 through July 30, 2015; (C) $120,000,000 from July 31, 2015 through October 30, 2015; and (D) $110,000,000 from and after October 31, 2015; and (vii) Investments of any Foreign Subsidiary in any other Foreign Subsidiary;

1.1.8    Section 7.02(l) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

(l)    subject to any limitations set forth in Sections 7.02(a) through (k), other Investments in an aggregate amount outstanding at any time not to exceed two percent (2%) of Consolidated Total Assets.

1.1.9    Section 7.03(c) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

(c)    Guarantees by Borrower or any Subsidiary thereof of Debt (other than Debt under the Loan Documents) otherwise permitted hereunder of Borrower or any Domestic Subsidiary thereof;

1.1.10    Section 7.03(m) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

(m)     (i) Debt of any Foreign Subsidiary and (ii) unsecured guarantees by Borrower of such Debt; provided, that the aggregate amount of such Debt guaranteed by Borrower does not exceed (A) $115,000,000 through July 30, 2015 and (B) $110,000,000 from and after July 31, 2015; provided further, that the foregoing limitation on guarantees does not apply to (x) Debt obtained by a Foreign Subsidiary from or through any manufacturer, supplier or other vendor or its Affiliates, or (y) other floorplan financing Debt obtained by a Foreign Subsidiary other than from a bank or other institutional lender;

1.1.11    Schedule 1.01-A to the Credit Agreement is deleted and replaced with the Schedule 1.01-A attached to this Fifth Amendment.

1.1.12    Exhibit B (Form of Compliance Certificate) to the Credit Agreement is deleted and replaced with the Compliance Certificate form attached to this Fifth Amendment as Exhibit A.

1.1.13    Exhibit H (Form of Borrowing Base Certificate) to the Credit Agreement is deleted and replaced with the Borrowing Base Certificate form attached to this Fifth Amendment as Exhibit B.

ARTICLE II – COVENANTS

SECTION 2.1	EXPENSES

Borrower shall pay all reasonable expenses and costs of Administrative Agent (including, without limitation, the reasonable attorney fees and expenses of counsel for Administrative Agent) in connection with the preparation, negotiation, execution and approval of this Fifth Amendment and any and all other documents, instruments and things contemplated hereby, whether or not such transactions are consummated, together with all other reasonable expenses and costs incurred by Administrative Agent chargeable to Borrower pursuant to the terms of the Credit Agreement which are unpaid at such time.
ARTICLE III – CONDITIONS TO FIFTH AMENDMENT; GENERAL PROVISIONS

SECTION 3.1	CONDITIONS PRECEDENT

3.1.1    This Fifth Amendment and the transactions contemplated herein are expressly conditioned upon the satisfaction by Borrower of the following conditions, all in the sole but reasonable discretion of the Administrative Agent:

(a)    Borrower shall have delivered to Administrative Agent such certificates of resolutions or other action, incumbency certificates or other certificates of Responsible Officers of

Borrower as Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Loan Documents to which Borrower is a party, each in form and substance reasonably acceptable to Administrative Agent;

(b)    No Material Adverse Effect shall have occurred since Closing;

(c)    No Default or Event of Default shall have occurred and be continuing; and

(d)    Borrower shall have paid all amounts owed to Administrative Agent and Lenders in connection with this Fifth Amendment.

3.1.2    Without limiting the foregoing, the effectiveness of this Fifth Amendment shall be conditioned on receipt by Administrative Agent of the consent of Required Lenders.

SECTION 3.2	RATIFICATION; ESTOPPEL; REAFFIRMATION

3.2.1    Borrower hereby reaffirms and ratifies the Credit Agreement and other Loan Documents, as amended, modified and supplemented hereby.

3.2.2    Borrower hereby reaffirms to Administrative Agent and to each Lending Party that each of the representations, warranties, covenants and agreements set forth in the Credit Agreement and the other Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

3.2.3    Borrower further represents and warrants that, as of the date hereof, it has no counterclaims, defenses or offsets of any nature whatsoever to the Obligations or any of the Loan Documents and that as of the date hereof no unwaived Default or Event of Default by Borrower, Administrative Agent or any Lending Party has occurred or exists under any of the Loan Documents.

3.2.4    Borrower hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Credit Agreement and other Loan Documents, as amended, modified and supplemented hereby by this Fifth Amendment, represent the valid, binding, enforceable and collectible obligations of Borrower except to the extent enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

3.2.5    Borrower hereby affirms, acknowledges and confirms that the provisions of this Fifth Amendment shall be a part of the Credit Agreement and Loan Documents for all purposes.

3.2.6    Borrower affirms and acknowledges that the recitals to this Fifth Amendment are true and accurate and are hereby incorporated into this Fifth Amendment.

SECTION 3.3	RELEASE

Borrower does hereby release, remise, acquit and forever discharge Administrative Agent and Lenders and Administrative Agent and Lenders’ employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporation, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all action and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Fifth Amendment, the Credit Agreement and the other Loan Documents, except, in each case, to the extent of the gross negligence or willful misconduct of the Released Parties (all of the foregoing hereinafter called the “Released Matters”). Borrower acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Borrower represents and warrants to Administrative Agent and the Lenders that it has not purported to transfer, assign or otherwise convey any right, title or interest of Borrower in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

SECTION 3.4	TIME OF THE ESSENCE
Time is of the essence of the Fifth Amendment, the Credit Agreement and Loan Documents.

SECTION 3.5	GOVERNING LAW; JURISDICTION; ETC.
3.5.1    GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
3.5.2    SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FIFTH AMENDMENT OR ANY OTHER LOAN DOCUMENT TO WHICH EACH IS A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL

CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURTS OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURTS. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS FIFTH AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS FIFTH AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY OTHER PARTY OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.
3.5.3    WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FIFTH AMENDMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 3.5.2. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
3.5.4    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS FIFTH AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 3.6	COUNTERPARTS; SEVERABILITY

3.6.1    This Fifth Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

3.6.2    If any term or provision of this Fifth Amendment, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Fifth Amendment, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Fifth Amendment shall be valid and shall be enforced to the fullest extent permitted by law.

SECTION 3.7	WAIVER OF RIGHT TO JURY TRIAL
TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM. EACH OF THE PARTIES HERETO REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND

VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL ON SUCH MATTERS. IN THE EVENT OF LITIGATION, A COPY OF THIS FIFTH AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 3.8	FINAL EXPRESSION

THIS WRITTEN AGREEMENT IS THE FINAL EXPRESSION OF THE FIFTH AMENDMENT TO THE CREDIT AGREEMENT AMONG THE PARTIES HERETO AS THE SAME EXISTS TODAY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT BETWEEN THE PARTIES HERETO.

BY SIGNING BELOW, THE PARTIES HERETO HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN THEMSELVES WITH RESPECT TO THE SUBJECT MATTER OF THIS FIFTH AMENDMENT OR OF THE CREDIT AGREEMENT GENERALLY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first written above.

BORROWER:

TITAN MACHINERY INC., a Delaware corporation By: /s/ Ted O. Christianson, Treasurer Name: Ted O. Christianson Title: Treasurer

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT, L/C ISSUER AND SWING LINE LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association, as Administrative Agent, L/C Issuer and Swing Line Lender

By:  /s/ Mark T. Lundquist
Name:   Mark T. Lundquist
Title:   Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as a Lender By: /s/ Mark T. Lundquist Name: Mark T. Lundquist Title: Vice President

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

LENDER:
COBANK, ACB By: /s/ Wayne D. Horsman Name: Wayne D. Horsman Title: Vice-President

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

LENDER:
BANK OF AMERICA, N.A. By: /s/ Don Stafford Name: Don Stafford Title: SVP

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

LENDER:
BANK OF THE WEST a California banking corporation By: /s/ Ryan J. Mauser Name: Ryan Mauser Title: Vice President

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

LENDER:
BREMER BANK, N.A. By: /s/ Wesley Well Name: Wesley Well Title: President - Lisbon

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

LENDER:
COMERICA BANK By: /s/ Darren Grahsl Name: Darren Grahsl Title: Vice President

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

SCHEDULE 1.01-A

APPLICABLE RATES

Tier	Consolidated Leverage Ratio	Consolidated Pre-Tax Income	Applicable LIBOR Margin (bps)	Applicable Base Rate Margin (bps)	Applicable L/C Margin (bps)
I	Less than 1.50 to 1.00	Greater than or equal to $75,000,000	150.0	50.0	150.0
II	Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00	Greater than or equal to $50,000,000 but less than $75,000,000	175.0	75.0	175.0
III	Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00	Greater than or equal to $30,000,000 but less than $50,000,000	225.0	125.0	225.0
IV	Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00	Greater than or equal to $20,000,000 but less than $30,000,000	250.0	150.0	250.0
V	Greater than or equal to 3.00 to 1.00	Less than $20,000,000	287.5	187.5	287.5

Schedule 1.01-A to Fifth Amendment to Amended and Restated Credit Agreement

EXHIBIT A

FORM OF COMPLIANCE CERTIFICATE

(attached)

Exhibit A to Fifth Amendment to Amended and Restated Credit Agreement

EXHIBIT A

Compliance Certificate

To:	Wells Fargo Bank, National Association, as the Administrative Agent

Date:	____________ __, 20__

Subject:	Titan Machinery Inc.

Financial Statements

In accordance with our Amended and Restated Credit Agreement dated as of March 30, 2012, as amended, modified, extended, renewed, supplemented, or restated (the “Credit Agreement”), attached are the financial statements of Titan Machinery Inc. (the “Borrower”) of and for the [fiscal year] [fiscal quarter] ended ____________ __, 20__ (the “Reporting Date”) and the year-to-date period then ended (the “Current Financials”) required to be made publicly available on EDGAR or otherwise delivered pursuant to Section 6.01 of the Credit Agreement. All terms used in this certificate have the meanings given in the Credit Agreement.

The Borrower certifies that the Current Financials have been prepared in accordance with GAAP, subject to normal year-end adjustments and absence of footnotes, and fairly present in all material respects the consolidated financial condition of the Borrower as of the date thereof and in a manner consistent with prior periods.

Defaults. (Check one):

The Borrower further certifies that:

¨    Except as previously reported in writing to the Administrative Agent, the Borrower does not have knowledge of the occurrence of any Default under the Credit Agreement.

¨    The Borrower has knowledge of the occurrence of a Default under the Credit Agreement not previously reported in writing to the Administrative Agent and attached hereto is a statement of the facts with respect to thereto and the action which the Borrower is taking or purposes to take with respect thereto.

Representations and Warranties:

The Borrower further certifies that each of the representations and warranties made by the Borrower, any Subsidiary, and/or any member of the Borrower party to the Credit Agreement and/or party to any other Loan Document are true and correct in all material respects on and as of the date of this Compliance Certificate as if made on and as of the date of this Compliance Certificate (and for purposes of this Compliance Certificate, the representations and warranties made by the Borrower in Section 5.11 of the Credit Agreement shall be deemed to refer to the financial statements of the Borrower made publicly available on EDGAR or otherwise delivered to the Administrative Agent and the Lenders with this Compliance Certificate).

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

Applicable Rate. The Borrower further certifies as follows:

As of the Reporting Date, the Borrower’s Consolidated Leverage Ratio was ___________ to 1.00 and Consolidated Pre-Tax Income was $________________. As a result, the applicable Tier on Schedule 1.01-A to the Credit Agreement is Tier ____.

Financial Covenants. The Borrower further certifies as follows:

1.    Maximum Consolidated Net Leverage Ratio. Pursuant to Section 6.12(a) of the Credit Agreement, as of the Reporting Date, the Borrower’s Consolidated Net Leverage Ratio was _____ to 1.00 which ¨ satisfies ¨ does not satisfy the requirement that such ratio be no more than the applicable ratio set forth below on the Reporting Date.

Reporting Date	Maximum Consolidated Net Leverage Ratio
April 30, 2014 through October 31, 2014	3.25:1.00
January 31, 2015 and thereafter	3.00:1.00

2.    Minimum Consolidated Fixed Charge Coverage Ratio. Pursuant to Section 6.12(b) of the Credit Agreement, as of the Reporting Date, the Borrower’s Consolidated Fixed Charge Coverage Ratio was _____ to 1.00 which ¨ satisfies ¨ does not satisfy the requirement that such ratio be no less than 1.25 to 1.00 on the Reporting Date.

3.    Minimum Consolidated Pre-Tax Income. Pursuant to Section 6.12(c) of the Credit Agreement, as of the Reporting Date, the Borrower’s Consolidated Pre-Tax Income was $_________________ which ¨ satisfies ¨ does not satisfy the requirement that Consolidated Pre-Tax Income be no less than the applicable amount set forth below on the Reporting Date.

Date	Minimum Consolidated Pre-Tax Income
October 31, 2014	$10,000,000
January 31, 2015	$5,000,000
April 30, 2015	$6,000,000
July 31, 2015	$6,000,000
October 31, 2015	$10,000,000
January 31, 2016	$10,000,000
April 30, 2016 and the end of each Fiscal Period thereafter	$15,000,000

Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP or as otherwise provided in the Credit Agreement.

Additional Covenants and Limitations. The Borrower further certifies as follows:

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

1.    Foreign Investments. As of the Reporting Date, the aggregate outstanding amount of Borrower’s Investments in Foreign Subsidiaries was $_________________ which ¨ satisfies ¨ does not satisfy the requirement that such Investments not exceed (A) $135,000,000 from October 31, 2014 through April 29, 2015; (B) $125,000,000 from April 30, 2015 through July 30, 2015; (C) $120,000,000 from July 31, 2015 through October 30, 2015; and (D) $110,000,000 from and after October 31, 2015.
2.    Foreign Guarantees. As of the Reporting Date, the aggregate outstanding amount of Debt of Foreign Subsidiaries guaranteed by Borrower (excluding (x) Debt obtained by a Foreign Subsidiary from or through any manufacturer, supplier or other vendor or its Affiliates, or (y) other floorplan financing Debt obtained by a Foreign Subsidiary other than from a bank or other institutional lender) was $_________________ which ¨ satisfies ¨ does not satisfy the requirement that such Investments not exceed (A) $115,000,000 through July 30, 2015 and (B) $110,000,000 from and after July 31, 2015.
3.    Existing Debt. The following Debt is outstanding as of the Reporting Date:

Amount	Debt
$	CNH Capital America, LLC - 0% Debt
$	CNH Capital America, LLC - Interest Bearing
$	Agricredit Acceptance, LLC
$	Rental Equipment Debt (7.03(n))
$	Floorplan Loans
$	Working Capital Loans

TITAN MACHINERY INC.,
a Delaware corporation

By
Name:
Title:

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

EXHIBIT B

FORM OF BORROWING BASE CERTIFICATE

(attached)

Exhibit B to Fifth Amendment to Amended and Restated Credit Agreement

BORROWING BASE CERTIFICATE

Pursuant to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 30, 2012, among Titan Machinery Inc., a Delaware corporation (“Borrower”), the Subsidiary Guarantors party thereto, the several financial institutions thereto as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, Swing Line Lender and L/C Issuer (as amended from time to time, the “Credit Agreement”), the undersigned certifies that as of the close of business on the date set forth below, the Floorplan Availability and Working Capital Availability are computed as set forth below.

The undersigned represents and warrants that this Borrowing Base Certificate is a true and correct statement of, and that the information contained herein is true and correct in all material respects regarding, the status of Eligible Accounts, Eligible New Equipment Inventory, Eligible Used Equipment Inventory, Eligible Rental Equipment, and Eligible Parts and Attachments Inventory and that the amounts reflected herein are in compliance with the provisions of the Credit Agreement and the Exhibits thereto. The undersigned further represents and warrants that there is no continuing Event of Default and all representations and warranties continued in the Credit Agreement and other Loan Documents are true and correct in all material respects. The undersigned understands that Wells Fargo Bank, National Association, and the other Lenders will extend loans in reliance upon the information contained herein. In the event of a conflict between the following summary of eligibility criteria and the criteria set forth in the definition of Eligible Accounts, Eligible New Equipment Inventory, Eligible Used Equipment Inventory, Eligible Rental Equipment, and Eligible Parts and Attachments Inventory indicated in the Credit Agreement, the Credit Agreement shall govern. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Credit Agreement.

Calculation of Floorplan Borrowing Base as of ____________:

New Equipment Inventory - NBV                    $____________ [a]
Less: Ineligible New Equipment Inventory
Encumbered/Other U.S. New Equipment Inventory     $____________
New Equipment Inventory located outside the U.S.    $____________
New Equipment on Hand > 3 years            $____________
Total Ineligible New Equipment Inventory            $____________ [b]
Total Eligible New Equipment Inventory ([a]-[b])            $____________[c]

Eligible New Equipment Inventory held one year or less            $____________ [d]
Available at 90% of net book value ([d]*0.90)            $____________ [e]

Eligible New Equipment Inventory held more than one year but less
than or equal to two years                        $____________ [f]
Available at 80% of net book value ([f]*0.80)            $____________ [g]

Eligible New Equipment Inventory held more than two years but
less than or equal to three years                        $____________ [h]
Available at 50% of net book value ([h]*0.50)            $____________ [i]

Used Equipment Inventory - NBV                    $____________ [j]
Less: Ineligible Used Equipment Inventory
Encumbered/Other U.S. Used Equipment Inventory    $____________
Used Equipment on Hand > 3 years            $____________

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

Used Equipment Inventory located outside the U.S.    $____________
Total Ineligible Used Equipment Inventory            $____________ [k]
Total Eligible Used Equipment Inventory ([e]-[f])            $____________ [l]

Eligible Used Equipment Inventory held one year or less            $____________ [m]
Available at 75% of net book value ([m]*0.75)            $____________ [n]

Eligible Used Equipment Inventory held more than one year but less
than or equal to two years                        $____________ [o]
Available at 65% of net book value ([o]*0.65)            $____________ [p]

Eligible Used Equipment Inventory held more than two years but
less than or equal to three years                        $____________ [q]
Available at 25% of net book value ([q]*0.25)            $____________ [r]

Floor Plan Borrowing Base ([e] + [g] + [i] + [n] + [p] + [r])        $____________ [s]

Total Floorplan Loans                            $____________ [t]
Total Swing Line Loans                            $____________ [u]
L/C Credit Extension                            $____________ [v]
Total Floorplan Outstandings ([t]+[u]+[v])                $____________ [w]

Aggregate Floorplan Commitment                    $____________ [x]

Floorplan Availability (lesser of [s] minus [w] or; [x] minus [w])        $____________

Calculation of WORKING CAPITAL Borrowing Base as of ____________:

Gross Accounts Receivable                        $____________ [a]
Less: Ineligible Accounts Receivable
A/R Greater than 90 days Past Due        $____________
Cross Agings > 20%                $____________
Warranty Receivables                $____________
Supplier Receivables                $____________
Discount Receivables                $____________
Other A/R Due From Suppliers            $____________
Employee Receivables                $____________
Encumbered A/R or Contracts in Transit        $____________
Foreign Receivables                $____________
Related Party/Intercompany Receivables        $____________
Earned not billed rental Receivables        $____________
A/R Eliminations                $____________
Other Ineligible Receivables            $____________
Total Ineligible Accounts Receivable                $____________ [b]
Total Eligible Accounts Receivable ([a]-[b])                $____________ [c]
Available at 80% Advance Rate     ([c]*0.80)                 $____________ [d]

Rental Equipment Inventory - NBV                    $____________[e]

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement

Less: Ineligible Rental Equipment Inventory                $____________[f]
Total Eligible Used Rental Equipment Inventory ([e]-[f])            $____________[g]
Available at 85% of net book value ([g]*0.85)                $____________[h]

Gross Parts and Attachments Inventory                    $____________[i]
Less: Ineligible Parts and Attachments Inventory
Trade/Notes Payables due to CNH        $____________
CNH Finance Reserve                $25,000
CNH Parts Reserve 1                 $____________
Parts on Hand > 3 years in excess of $1MM    $____________
Parts Subject to First Lien of Others (Non CNH)    $____________
Foreign Parts                    $____________
Total Ineligible Parts and Attachments                $____________ [j]
Total Eligible Parts and Attachments Inventory ([i]-[j])            $____________ [k]
Available at 75% Advance Rate ([k]*0.75)                $____________ [l]

Work in Process Inventory                        $____________ [m]
Available at 50% Advance Rate ([m]*.50)                $____________ [n]

Total Parts and Attachments Inventory ([l] + [n])                $____________ [o]

Working Capital Borrowing Base ([d] + [h] + [o])            $____________ [p]

Working Capital Loans                            $____________ [q]
L/C Credit Extension                            $____________ [r]
Total Working Capital Outstandings ([q]+[r])                $____________ [s]

Aggregate Working Capital Commitment                $____________ [t]

Working Capital Availability (lesser of [p] minus [s] or; [t] minus [s])    $____________

IN WITNESS WHEREOF, this Borrowing Base Certificate has been duly executed as of the date first written above.

TITAN MACHINERY INC.
a Delaware corporation

By:
Name:
Title:

1 CNH Parts Reserve = 50% of the sum of CNH Parts & Attachments less Trade/Notes Payable due to CNH less CNH Finance Reserve of $25,000,000.

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement